UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): July 26, 2005
FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Enterprise Drive
Aliso Viejo, California		92656-2606
(Address of principal executive offices)		(Zip Code)
(949) 349-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
The Company previously announced its intention to move its corporate headquarters from Aliso Viejo, California to Dallas, Texas. On July 26, 2005, our Organization and Compensation Committee (the “Committee”) approved the Key Executive Relocation Program (the “Program”) in order to provide relocation assistance to our Section 16 reporting officers who move to Dallas. Under the Program, each qualifying officer is eligible for a relocation assistance payment ranging from $130,000 to $200,000. The relocation assistance payment will be made to each qualifying officer promptly following their relocation to Dallas.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2005	Fluor Corporation

	By:	/s/ Lawrence N. Fisher

Lawrence N. Fisher
Chief Legal Officer and Secretary